  Exhibit 10.3

November 17, 2018

Big Rock Partners Acquisition Corp.
2645 N. Federal Highway, Suite 230
Delray Beach, FL 33483
Attention: Lindsay A. Rosenwald

BRAC Lending Group LLC
c/o David Nussbaum
EarlyBirdCapital, Inc.
366 Madison Avenue
8th Floor
New York, NY 10017

Dear Sirs:

Pursuant to that certain Registration Rights Agreement (the “RRA”), dated as of November 20, 2017, by and among Big Rock Partners Acquisition Corp., a Delaware corporation (the “Company”), and Big Rock Partners Sponsor, LLC (the “Shareholder”), the Company has granted the Shareholder certain registration rights (the “Registration Rights”) with respect to the shares of common stock of the Company (the “Insider Shares”) purchased by the Shareholder from the Company prior to the Company’s initial public offering.

The Shareholder has executed an agreement (the “Transfer Agreement”) of even date herewith pursuant to which the Shareholder has transferred 1,500,000 of the Insider Shares, for aggregate consideration of $1.00, to BRAC Lending Group LLC (the “Investor”). In connection with the transfer of the Insider Shares, the Shareholder desires to assign its Registration Rights with respect to the 1,500,000 Insider Shares to the Investor in accordance with Section 6.2 of the RRA, and the Company has agreed to consent to such assignment. Accordingly, the Shareholder’s Registration Rights with respect to the 1,500,000 Insider Shares shall be assigned to the Investor as of the date hereof. The Investor is agreeing to be bound by the terms and conditions of the RRA. The Shareholder shall maintain its Registration Rights with respect to any other securities of the Company not transferred to the Investor pursuant to the Transfer Agreement.

[Remainder of page intentionally left blank; signature page to follow.]

Very truly yours,

BIG ROCK PARTNERS SPONSOR LLC

By: /s/ Richard Ackerman
Name: Richard Ackerman
Title: Managing Member

The undersigned acknowledges and consents to the foregoing terms.

BIG ROCK PARTNERS ACQUISITION CORP.

By: /s/ Lori Wittman
Name: Lori Wittman
Title: Chief Financial Officer

BRAC LENDING GROUP LLC

By: /s/ David Nussbaum
Name: David Nussbaum
Title:

[Signature Page - Registration Rights Assignment Letter]